Exhibit 99.1

Myseum Debuts ‘Picture Party by Myseum’ Social Media Platform with iOS Beta Launch

New instant private social networking technology designed to make it easier, more fun and private to share photos and videos

NEW BRUNSWICK, N.J., Dec 17, 2025 (GLOBE NEWSWIRE) -- Myseum, Inc. (Nasdaq: MYSE) (“Myseum” or the “Company”), today announces its launch of Picture Party by Myseum, a new instant social networking and social sharing platform designed to address growing concerns around content control, security, and intentional digital connection. The platform was developed to capitalize on the widespread need for a more controlled and purposeful way to share photos and videos—one that solves persistent privacy and ownership challenges not adequately addressed by existing social media offerings.

Picture Party by Myseum is currently available for download in the iOS app store with Android expected to be released before year end. A use case video can be seen here.

Picture Party by Myseum introduces a new way to make sharing your photos and videos easier, a lot more fun and private. Picture party is much more than a shared album; it’s a complete personal and private social network with a live feed that updates instantly as all your guests’ posts. You can share a post with dozens of pictures, comment and react. It even organizes your photos in an album, or you can relive the Picture Party with all the comments and posts as they happened. Unlike group chats that are unorganized, no matter when you join the Picture Party, you can see everything from the beginning. Picture Party makes it easier and more fun to share with the people right next to you, or anywhere in the world.

Picture Party solves everyday sharing frustrations by eliminating the common headaches of modern photo sharing:

●	No more passing around your phone for others to view your photos and videos.

●	No more crowds gathering over your shoulder to see a clip.

●	No more debating whether to text, drop, email, or tag group photos.

●	No more struggling with social media privacy, data exposure, or AI training risks.

Whether you’re at a family gathering, wedding, sporting event, vacation, concert, school function, or business meeting, everyone becomes a photographer, and no moment is missed. Instantly share group shots without ever chasing people for their copies again.

How it works:

Picture Party lets users instantly create private, encrypted spaces — called Picture Parties — to share photos and videos in curated, personal feeds.

Users can:

●	Create unlimited Picture Parties.

●	Invite anyone via text, QR code, or in-app invite.

●	Launch a Picture Party (a timed or ongoing shared event) in under a minute.

●	Add titles, comments, and reactions to posts.

●	Maintain complete control over privacy, interaction settings, and who can view or contribute.

Privacy:

The only people that can see your pictures are the ones who you invited to the picture party. All your media and texts are private and encrypted. You decide if pictures can be saved by your guests or who can invite people to the party.

“Picture Party by Myseum was built to address a clear gap in today’s social media landscape—where users are increasingly concerned about privacy, content control, and how their personal moments are shared,” said Darin Myman, Chief Executive Officer of Myseum. “By combining time-bound events, user-specific media permissions, and a simple, intuitive experience, we are redefining how users engage around shared moments.”

Importantly, the technology underpinning Picture Party by Myseum is supported by a newly allowed U.S. patent. The patent covers the core personal and private social networking architecture behind Picture Party by Myseum and represents a significant milestone in Myseum’s intellectual property strategy. The Company believes the new IP is foundational to a new category of private social interaction and a key driver of long-term platform value.

Following the initial iOS beta launch, Myseum plans to expand Picture Party by Myseum to Android devices before year-end, broadening platform accessibility and supporting continued user adoption across mobile ecosystems.

About Myseum, Inc.

Myseum, Inc. (formerly DatChat Inc.) is a privacy and social media technology company focused on innovative and creative user platforms. Its flagship platform is Myseum, is a next-gen social sharing platform that makes it easier to share your photos and videos both today, and for generations to come. Myseum allows you to create amazing albums, create special encrypted galleries with limited access, personalize your newsfeed and create collections from other Myseum’s in your Galaxy. Your Free Myseum includes 50 GB of Free Timeless Storage, and many more features not mentioned. Additional storage is available for a one-time charge of $29.95 per 50 GB of Forever Storage. Myseum is currently available for both iOS and Android, with a desktop version planned for later this year.

Myseum’s innovative social media platform brings a fresh and needed approach to digital media and content management, allowing users to create a digital legacy that makes it easier to share both today, and with future generations. Backed by patented technology and proprietary software, the multi-tiered social media ecosystem enables individuals, families, and other groups to store and share digital content such as messages, photos, videos, and documents within a highly secure and private family library.

The Company also operates the DatChat Messenger & Private Social Network, which presents technology that allows users to change how long their messages can be viewed before or after users send them, prevents screenshots, and hides encrypted photos in plain sight on camera rolls. The patented technology offers users a traditional texting experience while providing control and security for their messages. With the DatChat Messenger, a user can decide how long their messages last on a recipient’s device while feeling secure that at any time, and delete individual messages or entire message threads, making it like the conversation never happened. Visit datchat.com and datchat.com/investors/management for more information.

Notice Regarding Forward-Looking Statements

The information contained herein includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “plan,” “believe,” “intend,” “look forward,” and other similar expressions among others. These statements relate to future events or to the Company’s future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to the Company’s operations, results of operations, growth strategy and liquidity. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC’s website at https://www.sec.gov. Except as may be required by applicable law, The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, whether as a result of new information, future events or otherwise.

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